UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO.2

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) FEBRUARY 7, 2011

                        Commission File Number 001-33933


                         EXPLORE ANYWHERE HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                                               88-0319470
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

6150 West 200 South, #3, Wabash, Indiana                           46992
(Address of principal executive offices)                         (Zip Code)

                                  877.539.5644
              (Registrant's telephone number, including area code)

THIS AMENDMENT NO. 2 TO FORM 8-K DATED FEBRUARY 4, 2011, IS BEING FILED TO CORRECT A MISSTATEMENT OF THE NUMBER OF SHARES BEING CANCELLED THAT WAS REFERRED TO IN ITEM 3.02. THIS MISSTATEMENT WAS THE RESULT OF A CLERICAL ERROR IN THE ORIGINAL 8-K FILED ON FEBRUARY 4, 2011 AND AMENDMENT NO. 1 FILED EARLIER TODAY, FEBRUARY 8, 2011.

ITEM 2.01 COMPLETION OF ACQUISITION

On December 20, 2011, the Company entered into a Share Exchange Agreement (the "Agreement"), with Explore Anywhere Inc., a private Nevada corporation ("Explore"), and Explore's shareholders (the "Shareholders"), whereby the Company will acquire from the Shareholders all the issued and outstanding shares of Explore in exchange for 2,613,750 shares of the Company's common stock. On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company. The Company intends to file Explore's last two (2) fiscal years of audited financial statements and pro forma financial statement showing the effects of the acquisition and other information regarding Explore on a Form 8-K in the next few weeks. Upon such filing, the Company will no longer be considered a "shell company" as that term is defined under Rule 405.

William Gerlib, the President of Explore, recently served as the interim CEO of the Company. William Corso and Bryan Hammond are executive officers and members of the Board of Directors of the Company; Mr. Corso is also an executive officer and member of the Board of Directors of Explore and Mr. Hammond is an executive officer of the Explore.

ITEM 3.02 UNREGISTERED SALE OF SECURITIES

On February 4, 2011, the Company issued 2,613,750 shares of its common stock pursuant to the Agreement, as described above. On that date, the Company's largest shareholder cancelled a total of 233,190,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 1, 2011, the Board of Directors (the "Board") of Explore Anywhere Holding Corp., a Nevada corporation (the "Company") received the resignations of Mr. William Gerlib acting as the Company's Interim CEO and as a member of the Board of Directors.

On February 4, 2011, the Board elected Mr. Bryan Hammond (age 26) was appointed as the Company's President. Prior to his appointment as President of the Company, Mr. Hammond has been serving as a member of the Company's Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 7, 2011

EXPLORE ANYWHERE HOLDING CORP.


By: /s/ Bryan Hammond
    --------------------------------
Name:  Bryan Hammond
Title: President


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